SIX CIRCLES FUNDS

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

(each, a series of Six Circles Trust)

Supplement dated February 24, 2023

to the Summary Prospectus dated August 28, 2022, as amended

Effective immediately, the portfolio manager information for BlackRock Investment Management, LLC with respect to the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and the Six Circles Managed Equity Portfolio International Unconstrained Fund in the “Risk/Return Summary — Management — Sub-Adviser” section of the Summary Prospectus, is hereby amended to remove all references to, and information regarding, Amy Whitelaw.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP-6C-2023-14